LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JULY 27, 2018

TO THE STATUTORY PROSPECTUS

DATED DECEMBER 27, 2017

OF WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES

The following supplements the information contained in the Statutory Prospectus in the section titled “Redeeming Shares — Redemption Proceeds” for Western Asset Institutional Government Reserves (the “Fund”) only:

The Fund may provide for the postponement of redemption and payment of redemption proceeds beyond one business day only as follows:

(A) For any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks;

(B) For any period: (1) during which the New York Stock Exchange is closed other than customary week-end and holiday closings; or (2) during which trading on the New York Stock Exchange is restricted;

(C) For any period during which an emergency exists as a result of which: (1) disposal by the Fund of securities owned by it is not reasonably practicable; or (2) it is not reasonably practicable for the Fund to fairly determine the net asset value of shares of the Fund;

(D) For any period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund;

(E) For any period during which the Securities and Exchange Commission has, by rule or regulation, deemed that: (1) trading shall be restricted; or (2) an emergency exists; or

(F) For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Please retain this supplement for future reference.

WASX466059